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                                                                    Exhibit 10.3

                       AMENDMENT TO TRANSACTION DOCUMENTS

          THIS AMENDMENT (referred to herein as this "Amendment"), dated as of April 10, 2000, by and among PRIMARK CORPORATION, a Michigan corporation (the "Borrower"), the Lenders party to the Revolving Credit Agreement referred to below, the Lenders party to the Note Backup Agreement referred to below (such agreements being referred to collectively as the "Credit Facilities"), and MELLON BANK, N.A., a national banking association, as Agent under each such Credit Facility.

                                   RECITALS:

          A. The Borrower has entered into (a) a Revolving Credit Agreement (as amended, the "Revolving Credit Agreement") dated as of February 7, 1997 among Primark Corporation (the "Borrower"), the Lenders parties thereto from time to time, the Issuing Banks referred to therein, and Mellon Bank, N.A., as Agent, and (b) a Note Backup Agreement (as amended, the "Note Backup Agreement") dated as of February 7, 1997 among the Borrower, the Lenders parties thereto from time to time, the Issuing Bank referred to therein, and Mellon Bank, N.A., as Agent (collectively, the "Credit Facilities"). The Credit Facilities have been amended by a letter agreement dated February 21, 1997, an Amendment to Transactions Documents dated as of May 1, 1997, an Amendment to Transaction Documents dated as of June 30, 1997, an Amendment to Transaction Documents dated as of December 1, 1997, an Agreement dated as of March 6, 1998 (which restated and superseded all such prior amendments), an Amendment to Transaction Documents dated as of May 8, 1998, an Amendment to Transaction Documents dated as of June 15, 1998, an Amendment to Transaction Documents dated as of September 10, 1998, a Consent and Amendment to Transaction Documents dated as of December 10, 1998, an Amendment to Transaction Documents dated as of November 16, 1999, and an Amendment to Transaction Documents and Waiver dated as of December 31, 1999 and an Amendment to Transaction Documents dated as of March 28, 2000.

          B. The parties hereto desire to amend further the Credit Facilities as set forth herein. Capitalized terms used herein and not otherwise defined shall have the meanings given them in, or by reference in, the Collateral Agency Agreement.

          NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.  AMENDMENT TO FINANCIAL COVENANTS.

Section 7.09 of each Credit Facility is amended by (a) redesignating clause (h) as clause (i); (b) changing the reference to Section 7.09(f) in such new clause
(i) to a reference to Section 7.09(i); and (c) adding the following new clause
(h):

          (h) The sale of all of the Capital Stock of Yankee Research Group, Inc.; provided, that the conditions set forth in the letter dated April 7, 2000, from the Agent to the Borrower are satisfied in connection with such sale; and



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SECTION 2.  EFFECTIVENESS AND EFFECT, ETC.

          (a) EFFECTIVENESS. This Amendment shall become effective on the date when Mellon Bank, N.A., as Agent under each of the Revolving Credit Agreement and the Note Backup Agreement, shall have received counterparts hereof duly executed by the Borrower and by the "Required Lenders" and the "Agent" under each of the Revolving Credit Agreement and the Note Backup Agreement.

          (b) EFFECT. The Revolving Credit Agreement and the Note Backup Agreement, in the forms initially executed and as previously amended and as amended hereby, are and shall continue to be in full force and effect, and are hereby in all respects ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy under any of the foregoing agreements and instruments or constitute a waiver of any provision of any of the foregoing agreements and instruments.

SECTION 3.  MISCELLANEOUS.

This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same document. Section and other headings herein are for reference purposes only and shall not affect the interpretation of this Amendment in any respect. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to choice of law rules. This Amendment is a requested amendment within the meaning of Section 10.06(a) of each Credit Facility.

                  [Remainder of page intentionally left blank]


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        PRIMARK CORPORATION

                                        By /s/ Stephen H. Curran
                                           ----------------------
                                        Name:  Stephen H. Curran
                                        Title: Executive Vice President & CFO

                                        MELLON BANK, N.A.,
                                        individually and as Agent under each
                                        Credit Facility

                                        By /s/ R. Jane Westrich
                                           -----------------------
                                               R. Jane Westrich
                                               Vice President

CONSENTED AND AGREED:

BANKBOSTON, N.A.

By /s/ Lisa Gelfand Abrams
   -----------------------
Title: Vice President

NATIONSBANK, N.A.

By /s/ Michael R. Heredia
   ----------------------
Title: Managing Director

THE CHASE MANHATTAN BANK

By /s/ Neil Sweeny
   ----------------------
Title: Vice President




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AMSOUTH BANK,
     Successor in interest by merger to
     First American National Bank

By /s/ Seth Butler
  -------------------
Title: Corporate Bank Officer


WACHOVIA BANK, N.A.

By /s/ John P. Rafferty
  ---------------------
Title: Senior Vice President


FLEET NATIONAL BANK

By Deanne M. Horn
  -------------------
Title: Vice President


THE HUNTINGTON NATIONAL BANK

By
  --------------------------
Title:





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[MELLON BANK LETTERHEAD]

April 7, 2000

Primark Corporation
1000 Winter Street, Suite 4300N
Waltham, Massachusetts 02154-1248

Gentlemen:

Reference is made to (a) the Revolving Credit Agreement dated as of February 7, 1997, as amended, among Primark Corporation (the "Borrower"), the Lenders parties thereto from time to time, the Issuing Banks referred to therein, and Mellon Bank, N.A., as Agent, and (b) a Note Backup Agreement dated as of February 7, 1997, as amended, among the Borrower, the Lenders parties thereto from time to time, the Issuing Bank referred to therein, and Mellon Bank, N.A., as Agent (collectively, the "Credit Facilities"). The Borrower has requested that the Lenders amend the Credit Facilities pursuant to an Amendment to Transaction Documents dated as of April 10, 2000 (the "Proposed Amendment"). This is the letter referred to in the Section 7.09(h) of the Credit Facilities, as proposed to be amended by the Proposed Amendment. Capitalized terms used in this letter and not otherwise defined shall have the meanings assigned to those terms in the Credit Facilities.

Subject to the execution and delivery of the Proposed Amendment by the Required Lenders under the Credit Facilities, Primark Holding Corporation is permitted to sell the Capital Stock of Yankee Research Group, Inc. ("Yankee"); provided, that the following conditions are satisfied:

     (1) The purchase price for the sale of the Capital Stock of Yankee is paid in cash on the date of the transfer of the Capital Stock to the purchaser thereof;

     (2) The case purchase price received for the sale of the Capital Stock of Yankee is not less than $72,500,000, subject to downward adjustment only if and to the extent the receivables of Yankee on the closing date of such sale are less than $6,000,000; and

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Primark Corporation
April 7, 2000
Page 2 of 2


     (3) The sale of the Capital Stock of Yankee is consummated on or prior to June 30, 2000.

Please indicate your agreement with the foregoing by signing where indicated below and returning a signed copy of this letter to the undersigned.

                                        Very truly yours,

                                        MELLON BANK, N.A.,
                                        As Agent under the Credit Facilities


                                        By /s/ R. Jane Westrich
                                           ---------------------------------
                                           R. Jane Westrich
                                           Vice President


AGREED:
PRIMARK CORPORATION


By /s/ Stephen H. Curran
   ---------------------------------
   Stephen H. Curran
   Executive Vice President and
     Chief Financial Officer


Date: April 7, 2000


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AMSOUTH BANK,
     Successor in interest by merger to
     First American National Bank


By
  ---------------------------------
Title:


WACHOVIA BANK, N.A.

By
  ----------------------------------
Title:


FLEET NATIONAL BANK

By /s/ Deanne M. Horn
  ----------------------------------
Title: VICE PRESIDENT


THE HUNTINGTON NATIONAL BANK

By
  -----------------------------------
Title:

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AMSOUTH BANK,
     Successor in interest by merger to
     First American National Bank

By
  ---------------------------------
Title:


WACHOVIA BANK, N.A.


By /s/ John P. Rafferty
  ---------------------------------
Title: SENIOR VICE PRESIDENT


FLEET NATIONAL BANK


By
  ---------------------------------
Title:


THE HUNTINGTON NATIONAL BANK


By
  ---------------------------------
Title:

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